Summary of Accounting Principles	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
Summary of Accounting Principles	SUMMARY OF ACCOUNTING PRINCIPLES
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.
Separation Transactions and Distributions. On April 3, 2020, United Technologies Corporation (UTC) (since renamed Raytheon Technologies Corporation) completed the previously announced separation of its business into three independent, publicly traded companies – UTC, Carrier Global Corporation (Carrier) and Otis Worldwide Corporation (Otis) (such separations, the Separation Transactions). UTC distributed all of the outstanding shares of Carrier common stock and all of the outstanding shares of Otis common stock to UTC shareowners who held shares of UTC common stock as of the close of business on March 19, 2020, the record date for the distributions (the Distributions). UTC distributed 866,158,910 and 433,079,455 shares of common stock of Carrier and Otis, respectively in the Distributions, each of which was effective at 12:01 a.m., Eastern Time, on April 3, 2020. The historical results of Otis and Carrier are presented as discontinued operations and, as such, have been excluded from both continuing operations and segment results for all periods presented. Unless otherwise indicated, amounts and activity throughout this Form 8-K are presented on a continuing operations basis, and includes the reclassification of certain long term assets and liabilities to current using the duration of the related contract or program as our operating cycle. Refer to “Note 3: Discontinued Operations” and “Consolidation” below for further details.
Raytheon Merger. On April 3, 2020, following the completion of the Separation Transactions and the Distributions, pursuant to an Agreement and Plan of Merger dated June 9, 2019, as amended, UTC and Raytheon Company (Raytheon) completed the Raytheon Merger. Upon closing of the Raytheon Merger, Raytheon became a wholly-owned subsidiary of UTC, which changed its name to “Raytheon Technologies Corporation.” Throughout this Form 8-K filing, we may refer to the Company as “Raytheon Technologies Corporation” or “RTC” whether we are discussing events prior to or subsequent to the Raytheon Merger and name change.
Consolidation. The Consolidated Financial Statements include the accounts of Raytheon Technologies Corporation and its controlled subsidiaries. Intercompany transactions have been eliminated. As a result of the Separation Transactions, we are now a focused aerospace and defense company with a defined operating cycle. Accordingly, to determine our classification of certain current assets and liabilities, the duration of our contracts or programs is utilized to determine our operating cycle, which is generally longer than one year. Included within our current assets and liabilities are contract assets and liabilities related to our aftermarket and development arrangements, which can generally span up to fifteen years. Certain reclassifications have been made to the prior year amounts to conform to the current year presentation.
Cash and Cash Equivalents. Cash and cash equivalents includes cash on hand, demand deposits and short-term cash investments that are highly liquid in nature and have original maturities of three months or less.
On occasion, we are required to maintain cash deposits with certain banks with respect to contractual obligations related to acquisitions or divestitures or other legal obligations. As of December 31, 2019 and 2018, the amount of such restricted cash was approximately $24 million and $38 million, respectively.
Accounts Receivable. Accounts receivable are stated at their net estimated realized value. The allowance for doubtful accounts is based upon an assessment of customer creditworthiness, historical payment experience, and the age and status of outstanding receivables. Accounts receivable as of December 31, 2019 and December 31, 2018 includes unbilled receivables of $265 million and $439 million, respectively, which primarily includes unbilled receivables with commercial aerospace customers. See “Note 5: Commercial Aerospace Industry Assets and Commitments” for discussion of commercial aerospace industry assets and commitments.
Unbilled receivables represent revenues that are not currently billable to the customer under the terms of the contract. These items are expected to be billed and collected in the normal course of business. Unbilled receivables where we have an unconditional right to payment are included in Accounts receivable.
Contract Assets and Liabilities. Contract assets and liabilities represent the difference in the timing of revenue recognition from receipt of cash from our customers. Contract assets reflect revenue recognized and performance obligations satisfied in advance of customer billing. Performance obligations partially satisfied in advance of customer billings are included in contract assets.
Contract liabilities relate to payments received in advance of the satisfaction of performance under the contract. We receive payments from customers based on the terms established in our contracts. See “Note 7: Contract Assets and Liabilities” for further discussion of contract assets and liabilities.
Inventory. Inventory is stated at the lower of cost or estimated realizable value and are primarily based on first-in, first-out (FIFO) or average cost methods.
Valuation reserves for excess, obsolete, and slow-moving inventory are estimated by comparing the inventory levels of individual parts to both future sales forecasts or production requirements and historical usage rates in order to identify inventory where the resale value or replacement value is less than inventoriable cost. Other factors that management considers in determining the adequacy of these reserves include whether individual inventory parts meet current specifications and cannot be substituted for a part currently being sold or used as a service part, overall market conditions, and other inventory management initiatives. Manufacturing costs are allocated to current production and firm contracts.
Equity Method Investments. Investments in which we have the ability to exercise significant influence, but do not control, are accounted for under the equity method of accounting and are included in Other assets on the Consolidated Balance Sheet. Under this method of accounting, our share of the net earnings or losses of the investee is included in Other income, net on the Consolidated Statement of Operations since the activities of the investee are closely aligned with the operations of the business segment holding the investment. We evaluate our equity method investments whenever events or changes in circumstance indicate that the carrying amounts of such investments may be impaired. If a decline in the value of an equity method investment is determined to be other than temporary, a loss is recorded in earnings in the current period. RTC sells products to and purchases products from unconsolidated entities accounted for under the equity method, which are considered related parties. This activity is not considered material to the Consolidated Statement of Operations nor Consolidated Balance Sheet of RTC.
Customer Financing Assets. Customer Financing Assets (CFA) primarily relate to the aerospace business in which we provide financing to airline customers. The most common types of financing include products under lease, notes receivable, long-term accounts receivable and lease receivable. We record revenue from lease assets by applying Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 842, Leases, and from interest on the notes, accounts and lease receivables. Interest from notes and financing leases, rental income from operating lease assets and gains or losses on sales of operating lease assets is aggregated under the caption of “Other income, net” in the Consolidated Statement of Operations. The current portion of these financing arrangements are aggregated under the caption of “Other assets, current” and the non-current portions of these financing arrangements are aggregated under the caption of “Customer financing assets” in the Consolidated Balance Sheet. The increases and decreases in CFA from funding, receipts and certain other activity, are reflected as Investing Activities in the Consolidated Statement of Cash Flows. The product under lease assets are valued at cost and reviewed for impairment when circumstances indicate that the related carrying amounts may not be recoverable. Notes, accounts and lease receivable are valued at cost and reviewed for impairment when it is probable that we will be unable to collect amounts due. As of December 31, 2019 the reserves related to customer financing assets are not material.
Business Combinations. We account for transactions that are classified as business combinations in accordance with FASB ASC Topic 805, “Business Combinations.” Once a business is acquired, the fair value of the identifiable assets acquired and liabilities assumed is determined with the excess cost recorded to goodwill. As required, a preliminary fair value is determined once a business is acquired, with the final determination of the fair value being completed within the one year measurement period from the date of acquisition.
Goodwill and Intangible Assets. Goodwill represents costs in excess of fair values assigned to the underlying net assets of acquired businesses. Goodwill and intangible assets deemed to have indefinite lives are not amortized. Goodwill and indefinite-lived intangible assets are subject to annual impairment testing or when a triggering event occurs using the guidance and criteria described in the Intangibles - Goodwill and Other Topic of the FASB ASC. This testing compares carrying values to fair values and, when appropriate, the carrying value of these assets is reduced to fair value.
Intangible assets consist of patents, trademarks/tradenames, customer relationships and other intangible assets including collaboration assets, as discussed further in “Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets.” Acquired intangible assets are recognized at fair value in purchase accounting and then amortized to cost of sales and selling, general & administrative expenses over the applicable useful lives. Also included within other intangible assets are commercial aerospace payments made to secure certain contractual rights to provide product on new aircraft platforms. We classify amortization of such payments as a reduction of sales. Such payments are capitalized when there are distinct rights obtained and there are sufficient incremental cash flows to support the recoverability of the assets established. Otherwise, the applicable portion of the payments are expensed. Consideration paid on these contractual commitments is capitalized when it is no longer conditional.
Useful lives of finite-lived intangible assets are estimated based upon the nature of the intangible asset and the industry in which the intangible asset is used. These intangible assets are amortized based on the pattern in which the economic benefits of the intangible assets are consumed. For both our commercial aerospace collaboration assets and exclusivity arrangements, the pattern of economic benefit generally results in lower amortization during the development period with increasing amortization as programs enter full rate production and aftermarket cycles. If a pattern of economic benefit cannot be reliably determined or if straight-line amortization approximates the pattern of economic benefit, a straight-line amortization method may be used. The range of estimated useful lives is as follows:

Collaboration assets	30 years
Customer relationships and related programs	1 to 32 years
Patents & trademarks	5 to 30 years
Exclusivity assets	5 to 25 years
Leases. We account for leases in accordance with ASC Topic 842: Leases. Under Topic 842, the right-of-use model requires a lessee to record a right-of-use asset and a lease liability on the Consolidated Balance Sheet for all leases with terms longer than 12 months. Leases are classified as either finance or operating, with classification affecting the pattern of expense recognition in the Consolidated Statement of Operations. In addition, Topic 842 requires a lessor to classify leases as either sales-type, finance or operating. A lease will be treated as a sale if it transfers all of the risks and rewards, as well as control of the underlying asset, to the lessee. If risks and rewards are conveyed without the transfer of control, the lease is treated as financing. If the lessor doesn’t convey risks and rewards or control, the lease is treated as operating.
We enter into lease agreements for the use of real estate space, vehicles, information technology equipment, and certain other equipment under operating and finance leases. We determine if an arrangement contains a lease at inception. Operating leases are included in Operating lease right-of-use assets, Accrued liabilities, and Operating lease liabilities in our Consolidated Balance Sheet. Finance leases are not considered significant to our Consolidated Balance Sheet or Consolidated Statement of Operations.
Right-of-use assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Lease right-of-use assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. As most of our leases do not provide an implicit rate, we use our incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments, and use the implicit rate when readily determinable. We determine our incremental borrowing rate through market sources including relevant industry rates. Our lease right-of-use assets also include any lease pre-payments and exclude lease incentives. Certain of our leases include variable payments, which may vary based upon changes in facts or circumstances after the start of the lease. We exclude variable payments from lease right-of-use assets and lease liabilities, to the extent not considered fixed, and instead, expense variable payments as incurred. Variable lease expense and lease expense for short duration contracts is not a material component of lease expense. Our leases generally have remaining lease terms of 1 to 20 years, some of which include options to extend leases. For the majority of our leases with options to extend, those options are up to 5 years with the ability to terminate the lease within 1 year. The exercise of lease renewal options is at our sole discretion and our lease right-of-use assets and liabilities reflect only the options we are reasonably certain that we will exercise. Lease expense is recognized on a straight-line basis over the lease term.
In limited instances we act as a lessor, primarily for commercial aerospace engines, the majority of which are classified as operating leases. These leases are not significant to our Consolidated Balance Sheet or Consolidated Statement of Operations.
Other Long-Lived Assets. We evaluate the potential impairment of other long-lived assets whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. If the carrying value of other long-lived assets held and used exceeds the sum of the undiscounted expected future cash flows, the carrying value is written down to fair value.
Income Taxes. In the ordinary course of business there is inherent uncertainty in quantifying our income tax positions. We assess our income tax positions and record tax benefits for all years subject to examination based upon management's evaluation of the facts, circumstances, and information available at the reporting date. For those tax positions where it is more-likely-than-not that a tax benefit will be sustained, we have recorded the largest amount of tax benefit with a greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. For those income tax positions where it is not more-likely-than-not that a tax benefit will be sustained, no tax benefit has been recognized in the financial statements. Where applicable, associated interest expense has also been recognized. We recognize accrued interest related to unrecognized tax benefits in interest expense. Penalties, if incurred, would be recognized as a component of income tax expense.
On December 22, 2017 the TCJA was enacted. The TCJA contains a new law that subjects the Company to a tax on Global Intangible Low-Taxed Income (GILTI), beginning in 2018. GILTI is a tax on foreign income in excess of a deemed return on tangible assets of foreign corporations. The FASB has provided that companies subject to GILTI have the option to account for the GILTI tax as a period cost if and when incurred, or to recognize deferred taxes for temporary differences, including outside basis differences, expected to reverse as GILTI. We have elected to account for GILTI as a period cost, as incurred.
Revenue Recognition. We account for revenue in accordance with ASC Topic 606: Revenue from Contracts with Customers. We adopted ASC 606 effective January 1, 2018 and elected the modified retrospective approach. The results for periods before 2018 were not adjusted for the new standard and the cumulative effect of the change in accounting was recognized through retained earnings at the date of adoption. Under Topic 606, a performance obligation is a promise in a contract with a customer to transfer a distinct good or service to the customer. Some of our contracts with customers contain a single performance obligation, while others contain multiple performance obligations most commonly when a contract spans multiple phases of the product life-cycle such as development, production, maintenance and support. A contract’s transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. When there are multiple performance obligations within a contract, we allocate the transaction price to each performance obligation based on its standalone selling price.
We consider the contractual consideration payable by the customer and assess variable consideration that may affect the total transaction price, including contractual discounts, contract incentive payments, estimates of award fees, unfunded contract value under U.S. Government contracts, and other sources of variable consideration, when determining the transaction price of each contract. We include variable consideration in the estimated transaction price when there is a basis to reasonably estimate the amount. These estimates are based on historical experience, anticipated performance and our best judgment at the time. We also consider whether our contracts provide customers with significant financing. Generally, our contracts do not contain significant financing.
Timing of the satisfaction of performance obligations varies across our businesses due to our diverse product and service mix, customer base, and contractual terms.
Point in time revenue recognition. Performance obligations are satisfied as of a point in time for certain aerospace components, engines, and spare parts. Revenue is recognized when control of the product transfers to the customer, generally upon product shipment.
Over-time revenue recognition. Performance obligations are satisfied over-time if the customer receives the benefits as we perform work, if the customer controls the asset as it is being produced, or if the product being produced for the customer has no alternative use and we have a contractual right to payment. We recognize revenue on an over-time basis on certain long-term aerospace aftermarket contracts and aftermarket service work; and development, fixed price, and other cost reimbursement contracts. Revenue is recognized using costs incurred to date relative to total estimated costs at completion to measure progress for performance obligations satisfied over time. Incurred costs represent work performed, which correspond with and best depict transfer of control to the customer. Contract costs include labor, materials, and subcontractors’ costs, or other direct costs, and where applicable on government and commercial contracts, indirect costs.
For certain of our long-term aftermarket contracts, revenue is recognized over the contract period. We generally account for such contracts as a series of daily obligations to stand ready to provide spare parts and product maintenance and aftermarket services. These arrangements include the sale of spare parts with integral services to our customers, and are generally classified as Service sales, with the corresponding costs classified in Cost of services sold, within the Consolidated Statement of Operations. Revenue is primarily recognized in proportion to cost as sufficient historical evidence indicates that the cost of performing services under the contract is incurred on an other than straight-line basis. Aerospace contract modifications are routine and contracts are often modified to account for changes in contract specifications or requirements. Contract modifications that are for goods or services that are not distinct are accounted for as part of the existing contract.
We incur costs for engineering and development of aerospace products directly related to existing or anticipated contracts with customers. Such costs generate or enhance our ability to satisfy our performance obligations under these contracts. We capitalize these costs as contract fulfillment costs to the extent the costs are recoverable from the associated contract margin and subsequently amortize the costs as the original equipment (OEM) products performance obligations are satisfied. In instances where intellectual property does not transfer to the customer, we defer the customer funding of OEM product engineering and development and recognize revenue when the OEM products performance obligations are satisfied. Capitalized contract fulfillment costs were $1,519 million and $914 million as of December 31, 2019 and 2018, respectively and are recognized in “Other assets” in our Consolidated Balance Sheet and are included in Other operating activities, net in our Consolidated Statement of Cash Flows. The increase in capitalized net contract fulfillment costs is driven by current year activity at Collins Aerospace Systems. Costs to obtain contracts are not material.
Loss provisions on OEM contracts are recognized to the extent that estimated contract costs exceed the estimated consideration from the products contemplated under the contractual arrangement. For new commitments, we generally record loss provisions at the earlier of contract announcement or contract signing except for certain contracts under which losses are recorded upon receipt of the purchase order that obligates us to perform. For existing commitments, anticipated losses on contractual arrangements are recognized in the period in which losses become evident. Products contemplated under contractual arrangements include firm quantities of product sold under contract and, in the commercial engine and wheels and brakes businesses, future highly probable sales of replacement parts required by regulation that are expected to be sold subsequently for incorporation into the original equipment. In the commercial engine and wheels and brakes businesses, when the combined original equipment and aftermarket arrangement for each individual sales campaign are profitable, we record original equipment product losses, as applicable, at the time of delivery.
We review our cost estimates on significant contracts on a quarterly basis and for others, no less frequently than annually or when circumstances change and warrant a modification to a previous estimate. We record changes in contract estimates using the cumulative catch-up method. Operating profits included net unfavorable changes in contract estimates of approximately $69 million, $50 million, and $110 million in 2019, 2018 and 2017, respectively, primarily the result of unexpected increases in estimated costs related to Pratt & Whitney long-term aftermarket contracts.
Collaborations. Sales generated from engine programs, spare parts sales, and aftermarket business under collaboration arrangements are recorded consistent with our revenue recognition policies in our Consolidated Financial Statements. Amounts attributable to our collaborators for their share of sales are recorded as cost of sales in our Consolidated Financial Statements based upon the terms and nature of the arrangement. Costs associated with engine programs under collaborative arrangements are expensed as incurred. Under these arrangements, collaborators contribute their program share of engine parts, incur their own production costs and make certain payments to Pratt & Whitney for shared or joint program costs. The reimbursement from collaborators of their share of program costs is recorded as a reduction of the related expense item at that time.
Cash Payments to Customers. We may offer customers incentives to purchase our products, which may result in payments made to those customers. In addition, we make participation payments to certain aerospace customers to secure certain contractual rights. To the extent these rights are incremental and are supported by the incremental cash flows obtained, they are capitalized as intangible assets. Otherwise, such payments are recorded as a reduction in sales. We classify the subsequent amortization of the capitalized acquired intangible assets from our customers as a reduction in sales.
Remaining Performance Obligations (RPO). RPO represents the aggregate amount of total contract transaction price that is unsatisfied or partially unsatisfied. As of December 31, 2019 our total RPO was approximately $111.7 billion compared to $93.8 billion as of December 31, 2018. Of the total RPO as of December 31, 2019, we expect approximately 37% will be recognized as sales over the following 24 months.
Research and Development. Research and development costs not specifically covered by contracts and those related to the company sponsored share of research and development activity in connection with cost-sharing arrangements are charged to expense as incurred. Government research and development support, not associated with specific contracts, is recorded as a reduction to research and development expense in the period earned.
Research and development costs incurred under contracts with customers are included as a contract cost and reported as a component of cost of products sold when revenue from such contracts is recognized. Research and development costs in excess of contractual consideration are expensed as incurred.
Foreign Exchange. We conduct business in many different currencies and, accordingly, are subject to the inherent risks associated with foreign exchange rate movements. The financial position and results of operations of substantially all of our foreign subsidiaries are measured using the local currency as the functional currency. Foreign currency denominated assets and liabilities are translated into U.S. Dollars at the exchange rates existing at the respective balance sheet dates, and income and expense items are translated at the average exchange rates during the respective periods. The aggregate effects of translating the balance sheets of these subsidiaries are deferred as a separate component of shareowners' equity.
Derivatives and Hedging Activity. We have used derivative instruments, including swaps, forward contracts and options, to help manage certain foreign currency, interest rate and commodity price exposures. Derivative instruments are viewed as risk management tools by us and are not used for trading or speculative purposes. By their nature, all financial instruments involve market and credit risks. We enter into derivative and other financial instruments with major investment grade financial institutions and have policies to monitor the credit risk of those counterparties. We limit counterparty exposure and concentration of risk by diversifying counterparties. While there can be no assurance, we do not anticipate any material non-performance by any of these counterparties. We enter into transactions that are subject to enforceable master netting arrangements or similar agreements with various counterparties. However, we have not elected to offset multiple contracts with a single counterparty and, as a result, the fair value of the derivative instruments in a loss position is not offset against the fair value of derivative instruments in a gain position.
Derivatives used for hedging purposes may be designated and effective as a hedge of the identified risk exposure at the inception of the contract. All derivative instruments are recorded on the balance sheet at fair value. Derivatives used to hedge foreign currency denominated balance sheet items are reported directly in earnings along with offsetting transaction gains and losses on the items being hedged. Derivatives used to hedge forecasted cash flows associated with foreign currency commitments or forecasted commodity purchases may be accounted for as cash flow hedges, as deemed appropriate. Gains and losses on derivatives designated as cash flow hedges are recorded in other comprehensive income and reclassified to earnings as a component of product sales or expenses, as applicable, when the hedged transaction occurs. Gains and losses on derivatives designated as cash flow hedges are recorded in Other operating activities, net within the Consolidated Statement of Cash Flows. To the extent that a previously designated hedging transaction is no longer an effective hedge, any ineffectiveness measured in the hedging relationship is recorded currently in earnings in the period it occurs. As discussed in Note 15, at December 31, 2019 we have approximately €4.20 billion of euro-denominated long-term debt, which qualifies as a net investment hedge against our investments in European businesses.
To the extent the hedge accounting criteria are not met, the foreign currency forward contracts are utilized as economic hedges and changes in the fair value of these contracts are recorded currently in earnings in the period in which they occur. Additional information pertaining to foreign currency forward contracts and net investment hedging is included in Note 15.
Environmental. Environmental investigatory, remediation, operating and maintenance costs are accrued when it is probable that a liability has been incurred and the amount can be reasonably estimated. The most likely cost to be incurred is accrued based on an evaluation of currently available facts with respect to each individual site, including existing technology, current laws and regulations and prior remediation experience. Where no amount within a range of estimates is more likely, the minimum is accrued. For sites with multiple responsible parties, we consider our likely proportionate share of the anticipated remediation costs and the ability of the other parties to fulfill their obligations in establishing a provision for those costs. Liabilities with fixed or reliably determinable future cash payments are discounted. Accrued environmental liabilities are not reduced by potential insurance reimbursements. See Note 19 for additional details on the environmental remediation activities.
Pension and Postretirement Obligations. Guidance under the Compensation - Retirement Benefits Topic of the FASB ASC requires balance sheet recognition of the overfunded or underfunded status of pension and postretirement benefit plans. Under this guidance, actuarial gains and losses, prior service costs or credits, and any remaining transition assets or obligations that have not been recognized under previous accounting standards must be recognized in other comprehensive income, net of tax effects, until they are amortized as a component of net periodic benefit cost.
Product Performance Obligations. We extend performance and operating cost guarantees beyond our normal service and warranty policies for extended periods on some of our products, particularly commercial aircraft engines. Liability under such guarantees is based upon future product performance and durability. We accrue for such costs that are probable and can be reasonably estimated. In addition, we incur discretionary costs to service our products in connection with product performance issues. The costs associated with these product performance and operating cost guarantees require estimates over the full terms of the agreements, and require management to consider factors such as the extent of future maintenance requirements and the future cost of material and labor to perform the services. These cost estimates are largely based upon historical experience. See Note 18 for further discussion.
Collaborative Arrangements. In view of the risks and costs associated with developing new engines, Pratt & Whitney has entered into certain collaboration arrangements in which sales, costs and risks are shared. Sales generated from engine programs, spare parts, and aftermarket business under collaboration arrangements are recognized in our financial statements when earned. Amounts attributable to our collaborators for their share of sales are recorded as an expense in our financial statements based upon the terms and nature of the arrangement. Costs associated with engine programs under collaborative arrangements are expensed as incurred. Under these arrangements, collaborators contribute their program share of engine parts, incur their own production costs and make certain payments to Pratt & Whitney for shared or joint program costs. The reimbursement from the collaborators of their share of program costs is recorded as a reduction of the related expense item at that time. As of December 31, 2019, the collaborators’ interests in all commercial engine programs ranged from 13% to 49%, inclusive of a portion of Pratt & Whitney's interests held by other participants. Pratt & Whitney is the principal participant in all existing collaborative arrangements, with the exception of the Engine Alliance (EA), a joint venture with GE Aviation, which markets and manufactures the GP7000 engine for the Airbus A380 aircraft. There are no individually significant collaborative arrangements and none of the collaborators individually exceed a 31% share in an individual program. The following table illustrates the Consolidated Statement of Operations classification and amounts attributable to transactions arising from the collaborative arrangements between participants for each period presented.

(dollars in millions)	2019	2018	2017
Collaborator share of sales:
Cost of products sold	$2,097	$1,688	$1,789
Cost of services sold	1,674	1,765	929
Collaborator share of program costs (reimbursement of expenses incurred):
Cost of products sold	(190)	(209)	(143)
Research and development	(219)	(225)	(190)
Selling, general and administrative	(101)	(87)	(74)
Accounting Pronouncements. In June 2016, the FASB issued Accounting Standards Update (ASU) 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. This ASU and its related amendments modifies the impairment model to utilize an expected loss methodology in place of the incurred loss methodology for financial instruments, including trade receivables, contract assets, long-term receivables and off-balance sheet credit exposures. The amendment requires entities to consider a broader range of information to estimate expected credit losses, including historical information, current conditions and a reasonable forecast period, which may result in earlier recognition of certain losses. The provisions of this ASU are effective for years beginning after December 15, 2019, with early adoption permitted. A modified retrospective approach is required with a cumulative-effect adjustment to retained earnings as of January 1, 2020. We are still quantifying the impact of this ASU and its related amendments on our Consolidated Financial Statements which is not expected to be material.
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The new standard removes the disclosure requirements for the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy. This standard did not have a material impact on our financial statement disclosures. We early adopted this standard effective January 1, 2019.
In August 2018, the FASB issued ASU 2018-14, Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20): Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans. The new standard includes updates to the disclosure requirements for defined benefit plans including several additions, deletions and modifications to the disclosure requirements. The provisions of this ASU are effective for fiscal years ending after December 15, 2020, with early adoption permitted. We are currently evaluating the impact of this ASU.
In August 2018, the FASB issued ASU 2018-15, Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract. The new standard provides updated guidance surrounding implementation costs associated with cloud computing arrangements that are service contracts. The provisions of this ASU are effective for years beginning after December 15, 2019, with early adoption permitted. We adopted the new standard prospectively effective January 1, 2020. We do not expect this ASU to have a material impact on the Consolidated Financial Statements.
In October 2018, the FASB issued ASU 2018-17, Consolidation (Topic 810): Targeted Improvements to Related Party Guidance for Variable Interest Entities. The amendments in this update for determining whether a decision-making fee is a variable interest require reporting entities to consider indirect interests held through related parties under common control on a proportional basis rather than as the equivalent of a direct interest in its entirety (as currently required in generally accepted accounting principles (GAAP)). These amendments also will create alignment between determining whether a decision making fee is a variable interest and determining whether a reporting entity within a related party group is the primary beneficiary of a VIE. This will significantly reduce the risk that decision makers with insignificant direct and indirect interests could be deemed the primary beneficiary of a VIE. The provisions of this ASU are effective for years beginning after December 15, 2019, with early adoption permitted. We adopted the new standard effective January 1, 2020. This ASU did not have an impact on the Consolidated Financial Statements.
In November 2018, the FASB issued ASU 2018-18, Collaborative Arrangements (Topic 808): Clarifying the Interaction between Topic 808 and Topic 606. The amendments in this update make targeted improvements to GAAP for collaborative arrangements as follows: clarify that certain transactions between collaborative arrangement participants should be accounted for as revenue under Topic 606 when the collaborative arrangement participant is a customer in the context of a unit of account. In those situations, all the guidance in Topic 606 should be applied, including recognition, measurement, presentation, and disclosure requirements; add unit-of-account guidance in Topic 808 to align with the guidance in Topic 606 (that is, a distinct good or service) when an entity is assessing whether the collaborative arrangement or a part of the arrangement is within the scope of Topic 606; and require that in a transaction with a collaborative arrangement participant that is not directly related to sales to third parties, presenting the transaction together with revenue recognized under Topic 606 is precluded if the collaborative arrangement participant is not a customer. The provisions of this ASU are effective for years beginning after
December 15, 2019, with early adoption permitted. We adopted the new standard effective January 1, 2020. This ASU did not have an impact on the Consolidated Financial Statements.
In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes. The amendments in this update remove certain exceptions of Topic 740 including: exception to the incremental approach for intraperiod tax allocation when there is a loss from continuing operations and income or gain from other items; exception to the requirement to recognize a deferred tax liability for equity method investments when a foreign subsidiary becomes an equity method investment; exception to the ability not to recognize a deferred tax liability for a foreign subsidiary when a foreign equity method investment becomes a subsidiary; exception to the general methodology for calculating income taxes in an interim period when a year-to-date loss exceeds the anticipated loss for the year. There are also additional areas of guidance in regards to: franchise and other taxes partially based on income and the interim recognition of enactment of tax laws and rate changes. The provisions of this ASU are effective for years beginning after December 15, 2020, with early adoption permitted. We are currently evaluating the impact of this ASU on our consolidated financial statements.

Commercial Aerospace Industry Assets and Commitments
NOTE 5: COMMERCIAL AEROSPACE INDUSTRY ASSETS AND COMMITMENTS
    We have receivables and other financing assets with commercial aerospace industry customers totaling $11,293 million and $11,695 million at December 31, 2019 and 2018, respectively. These include customer financing assets related to commercial aerospace industry customers, consisting of products under lease of $3,185 million and $2,736 million, and notes and leases receivable of $308 million and $299 million, at December 31, 2019 and 2018, respectively.
Aircraft financing commitments, in the form of debt or lease financing, are provided to commercial aerospace customers. The extent to which the financing commitments will be utilized is not currently known, since customers may be able to obtain more favorable terms from other financing sources. We may also arrange for third-party investors to assume a portion of these commitments. If financing commitments are exercised, debt financing is generally secured by assets with fair market values equal to or exceeding the financed amounts consistent with market terms and conditions. We may also lease aircraft and subsequently sublease the aircraft to customers under long-term non-cancelable operating leases. Our financing commitments with customers are contingent upon maintenance of certain levels of financial condition by the customers.
We have also made residual value and other guarantees related to various commercial aerospace customer financing arrangements. The estimated fair market values of the guaranteed assets equal or exceed the value of the related guarantees, net of existing reserves. We have residual value and other guarantees of $333 million as of December 31, 2019. Partner share of these guarantees is $142 million. Refer to “Note 18: Guarantees” for additional discussion on guarantees.
We also have other contractual commitments, including commitments to secure certain contractual rights to provide product on new aircraft platforms, which are included in “Other commercial aerospace commitments” in the table below. Payments made on these contractual commitments are included within other intangible assets and are to be amortized over the term of underlying economic benefit. Our commercial aerospace financing and other contractual commitments as of December 31, 2019 were approximately $15.0 billion. We have entered into certain collaboration arrangements, which may include participation by our collaboration partners in these commitments.
The following is the expected maturity of commercial aerospace industry assets and commitments as of December 31, 2019:

(dollars in millions)	Committed	2020	2021	2022	2023	2024	Thereafter
Notes and leases receivable	$308	$30	$23	$14	$22	$38	$181
Commercial aerospace financing commitments	$3,937	$911	$1,119	$974	$819	$44	$70
Other commercial aerospace commitments	11,055	702	736	717	668	627	7,605
Collaboration partners’ share	(5,284)	(508)	(623)	(571)	(538)	(193)	(2,851)
Total commercial commitments	$9,708	$1,105	$1,232	$1,120	$949	$478	$4,824
In connection with our 2012 agreement to acquire Rolls-Royce’s ownership and collaboration interests in IAE AG, additional payments are due to Rolls-Royce contingent upon each hour flown through June 2027 by the V2500-powered aircraft in service as of the acquisition date. These flight hour payments, included in “Other commercial aerospace commitments” in the table above, are being capitalized as collaboration intangible assets.
We have long-term aftermarket maintenance contracts with commercial aerospace industry customers for which revenue is recognized over-time in proportion to actual costs incurred relative to total expected costs to be incurred over the respective contract periods. Billings, however, are typically based on factors such as aircraft or engine flight hours. The timing differences between the billings and the maintenance costs incurred generates both Contract assets and Contract liabilities. Additionally, we have other contracts with commercial aerospace industry customers which can result in the generation of Contract assets and Contract liabilities. Contract assets totaled $2,741 million and $2,247 million at December 31, 2019 and 2018, respectively, and are included in “Contract assets, current” and “Other assets” in the accompanying Consolidated Balance Sheet.
Allowance for doubtful accounts was $248 million and $245 million at December 31, 2019 and 2018, respectively. Reserves related to financing commitments and guarantees were $7 million and $15 million at December 31, 2019 and 2018, respectively.
In addition, in connection with the acquisition of Rockwell Collins in 2018 and Goodrich in 2012, we recorded assumed liabilities of approximately $1.02 billion and $2.2 billion, respectively related to customer contractual obligations on certain programs with terms less favorable than could be realized in market transactions as of the acquisition date. These liabilities are being liquidated in accordance with the underlying pattern of obligations, as reflected by the net cash outflows incurred on the contracts. Total consumption of the contractual obligations for the years ended December 31, 2019 and 2018 was approximately $345 million and $252 million, respectively. The balance of the contractual obligations at December 31, 2019 was $1,408 million, with future consumption expected to be as follows: $263 million in 2020, $189 million in 2021, $148 million in 2022, $118 million in 2023, $127 million in 2024 and $563 million thereafter.
We also have intangible assets associated with commercial aerospace. Refer to “Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets” for discussion of intangible assets. Refer to “Note 1: Summary of Accounting Principles” for discussion of contract fulfillment costs. Refer to “Note 20: Leases” for discussion of leases, including those that were disclosed as commitments prior to the adoption of ASC 842.